EXHIBIT 99.1

Contact:	Jim Gray	StuartJohnson
	Senior Executive Vice President & CIO	SeniorExecutive Vice President & CFO
	(662) 680-1217	(662)680-1472
	jimg@renasant.com	stuartj@renasant.com

RENASANT CORPORATION ANNOUNCES

INCREASE IN THIRD QUARTER EARNINGS

TUPELO, MISSISSIPPI (October 17, 2006) – Renasant Corporation (NASDAQ:RNST) (the “Company”) today announced results for the third quarter of 2006. Basic earnings per share for the third quarter of 2006 were $.43, up 5%, and diluted earnings per share were $.42, up 5%, compared to basic earnings per share of $.41 and diluted earnings per share of $.40, respectively, for the third quarter of 2005. Net income for the third quarter of 2006 was $6,632,000, up 5%, or $307,000, from the third quarter of 2005. Prior period per share amounts have been restated for the 3 for 2 stock split issued during the third quarter of 2006.

“We are pleased with our Company’s third quarter results as we continue to meet our goals,” commented Renasant Chairman and Chief Executive Officer, E. Robinson McGraw. “Our Company’s success has enabled us to increase our cash dividend and also to effect a 3 for 2 stock split for our shareholders during the third quarter.”

Total assets as of September 30, 2006 were approximately $2.5 billion, an increase of 6% from September 30, 2005. Total loans grew 10% to approximately $1.8 billion at the end of the third quarter of 2006 from $1.6 billion at September 30, 2005, while total deposits grew 9% to approximately $2.0 billion during the same period.

During the third quarter of 2006, the Company continued to realize significant loan growth within its tri-state footprint as loans grew by over $32 million, from the end of second quarter 2006 to the end of third quarter 2006.

At the end of the third quarter of 2006, approximately 72% of loans and 60% of deposits are held in what the Company considers to be key growth markets.

Net interest income grew 10% to $21,703,000 for the third quarter of 2006 as compared to $19,739,000 for the third quarter of 2005 while net interest margin increased from 3.94% to 4.02% over the same period. Net interest income for the third quarter of 2006 included $527,000 in interest income associated with certain loans accounted for under AICPA Statement of Position (SOP) 03-3. The additional interest income from these loans increased net interest margin for the third quarter of 2006 by 9 basis points. The Company did not record additional interest income associated with certain loans accounted for under SOP 03-3 during the third quarter of 2005.

“Through high level service and the delivery of quality financial products, we continue to experience strong growth in service charges on deposits, loan fees, and the sale of mortgage loans,” stated McGraw.

Noninterest income increased 14% to $11,713,000 for the third quarter of 2006 from $10,244,000 for the same period in 2005. Noninterest income represented 35% of the Company’s total revenue for the third quarter of 2006 as compared to 34% for the third quarter of 2005.

Noninterest expense was $23,045,000 for the third quarter of 2006 as compared to $20,564,000 for the third quarter of 2005. Salary and employee benefits were up 11% for the third quarter of 2006 as compared to the same period for 2005. Much of this increase was due to new hires resulting from the addition of new full service banking locations in Oxford, East Memphis and Collierville, the expansion of the Company’s mortgage operations, and an increase in incentive and performance benefits.

“During the third quarter of 2006, we expanded our mortgage operation in Birmingham and Montgomery, Alabama and Corinth, Mississippi. These expansions brought 3 offices along with 21 production and support staff employees to Renasant’s already strong mortgage lending team to help us maintain as well as grow our mortgage lending market share in the communities we serve,” commented McGraw.

The Company’s credit quality remained strong during the third quarter of 2006. Annualized net charge-offs as a percentage of average loans were .13% for the third quarter of 2006, as compared to .11% for the third quarter of 2005. Non-performing loans as a percentage of total loans were .46% at September 30, 2006, as compared to .45% at September 30, 2005. The allowance for loan losses as a percentage of loans was 1.10% at September 30, 2006, as compared to 1.15% at September 30, 2005.

CONFERENCE CALL INFORMATION

A live audio webcast of a conference call with analysts will be available beginning at 10:00 a.m. Eastern time on Wednesday, October 18, 2006, through the Company’s website: www.renasant.com, and through Thompson/CCBN’s individual investor center at www.fulldisclosure.com, or any of Thompson/CCBN’s Investor Distribution Network websites. The event will be archived on the Company’s website for 90 days. If Internet access is unavailable, the conference may also be heard live (listen-only) via telephone by dialing 866-825-3209 in the United States and entering the participant passcode 87293949. International participants should dial 617-213-8061 and enter the participant passcode 87293949.

ABOUT RENASANT CORPORATION

Renasant Corporation is the parent of Renasant Bank and Renasant Insurance. Renasant Corporation has assets of approximately $2.5 billion and operates 63 banking, mortgage and insurance offices in 38 cities in Mississippi, Tennessee and Alabama.

NOTE TO INVESTORS

This news release may contain, or incorporate by reference, statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.

Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in our portfolio of outstanding loans, and competition in our markets. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

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RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

	2006			2005				3rd Qtr 2006 - 3rd Qtr 2005 Percent Variance	For the Nine Months Ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter		2006	2005	Percent Variance
Statement of earnings
Interest income - taxable equivalent basis	$40,916	$38,437	$36,632	$35,620	$33,249	$32,718	$30,146	23.06	$115,985	$96,113	20.68
Interest income	$40,070	$37,597	$35,817	$34,777	$32,417	$31,900	$29,295	23.61	$113,484	$93,612	21.23
Interest expense	18,367	16,655	15,309	13,863	12,678	11,445	9,977	44.87	50,331	34,100	47.60

Net interest income	21,703	20,942	20,508	20,914	19,739	20,455	19,318	9.95	63,153	59,512	6.12

Provision for loan losses	900	(360)	1,068	712	833	848	597	8.04	1,608	2,278	(29.41)

Net interest income after provision	20,803	21,302	19,440	20,202	18,906	19,607	18,721	10.03	61,545	57,234	7.53

Service charges on deposit accounts	4,686	4,527	4,424	4,377	4,358	4,167	3,874	7.53	13,637	12,399	9.98
Fees and commissions on loans and deposits	3,662	3,659	3,003	2,865	2,853	2,965	2,505	28.36	10,324	8,323	24.04
Insurance commissions and fees	975	868	822	881	955	906	831	2.09	2,665	2,692	(1.00)
Trust revenue	630	630	630	644	613	611	625	2.77	1,890	1,849	2.22
Gain (loss) on sale of securities	67	4	21	—	—	(32)	102	100.00	92	70	31.43
Gain on sale of mortgage loans	1,029	674	760	673	766	673	693	34.33	2,463	2,132	15.53
Other	664	671	1,773	678	699	661	1,273	(5.01)	3,108	2,633	18.04

Total non-interest income	11,713	11,033	11,433	10,118	10,244	9,951	9,903	14.34	34,179	30,098	13.56

Salaries and employee benefits	13,013	12,301	12,212	11,438	11,696	11,520	11,459	11.26	37,526	34,675	8.22
Occupancy and equipment	2,788	2,688	2,786	2,785	2,220	2,222	2,605	25.59	8,262	7,047	17.24
Data processing	1,122	1,053	982	1,056	966	962	1,044	16.15	3,157	2,972	6.22
Amortization of intangibles	398	414	431	543	557	571	586	(28.55)	1,243	1,714	(27.48)
Other	5,724	5,603	5,480	5,735	5,125	5,581	5,269	11.69	16,807	15,975	5.21

Total non-interest expense	23,045	22,059	21,891	21,557	20,564	20,856	20,963	12.06	66,995	62,383	7.39

Income before income taxes	9,471	10,276	8,982	8,763	8,586	8,702	7,661	10.31	28,729	24,949	15.15
Income taxes	2,839	3,233	2,481	2,545	2,261	2,495	2,202	25.56	8,553	6,958	22.92

Net income	$6,632	$7,043	$6,501	$6,218	$6,325	$6,207	$5,459	4.85	$20,176	$17,991	12.14

Basic earnings per share	$0.43	$0.45	$0.42	$0.40	$0.41	$0.40	$0.35	4.88	$1.30	$1.16	12.07
Diluted earnings per share	0.42	0.45	0.41	0.40	0.40	0.40	0.35	5.00	1.27	1.15	10.43

Average basic shares outstanding	15,529,002	15,513,356	15,480,536	15,495,607	15,573,273	15,577,024	15,582,937	(0.28)	15,508,589	15,576,609	(0.44)
Average diluted shares outstanding	15,904,213	15,731,567	15,672,631	15,606,463	15,687,906	15,695,454	15,737,024	1.38	15,841,620	15,688,985	0.97

Common shares outstanding	15,531,611	15,521,611	15,496,004	15,466,204	15,557,066	15,574,591	15,589,469	(0.16)	15,531,611	15,557,066	(0.16)
Cash dividend per common share	$0.160	$0.153	$0.153	$0.147	$0.147	$0.147	$0.140	9.09	$0.467	$0.433	7.69

Performance ratios
Return on average shareholders’ equity	10.70%	11.68%	11.00%	10.45%	10.57%	10.64%	9.53%		11.08%	10.25%
Return on average shareholders’ equity, excluding amortization expense	11.09%	12.10%	11.44%	11.01%	11.14%	11.25%	10.16%		11.50%	10.85%
Return on average assets	1.05%	1.14%	1.07%	1.04%	1.07%	1.06%	0.95%		1.08%	1.03%
Return on average assets, excluding amortization expense	1.08%	1.18%	1.12%	1.09%	1.12%	1.12%	1.01%		1.13%	1.09%

Net interest margin (FTE)	4.02%	3.96%	3.99%	4.11%	3.94%	4.14%	3.99%		3.99%	4.02%
Yield on earning assets (FTE)	7.29%	7.00%	6.86%	6.73%	6.36%	6.36%	5.97%		7.05%	6.24%
Average earning assets to average assets	88.46%	88.66%	88.16%	88.18%	88.06%	88.10%	87.54%		88.45%	87.90%
Average loans to average deposits	86.76%	84.73%	85.04%	88.10%	88.59%	90.54%	90.75%		85.52%	90.27%

Noninterest income (less securities gains/losses) to average assets	1.84%	1.78%	1.88%	1.68%	1.73%	1.71%	1.70%		1.83%	1.71%
Noninterest expense to average assets	3.63%	3.56%	3.61%	3.59%	3.47%	3.57%	3.63%		3.60%	3.56%
Net overhead ratio	1.80%	1.78%	1.73%	1.90%	1.74%	1.86%	1.94%		1.77%	1.85%
Efficiency ratio (FTE)	67.26%	67.22%	66.83%	67.63%	66.73%	66.79%	69.71%		67.11%	67.73%

*	Percent variance not meaningful

Share and per share amounts have been restated to reflect the three-for-two stock split issued August 28, 2006

RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

	2006			2005				3rd Qtr 2006 - 3rd Qtr 2005 Percent Variance	For the Nine Months Ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter		2006	2005	Percent Variance
Average balances
Total assets	$2,517,189	$2,485,527	$2,456,602	$2,382,811	$2,353,914	$2,340,597	$2,339,201	6.94	$2,486,841	$2,344,625	6.07
Earning assets	2,226,598	2,203,677	2,165,821	2,101,218	2,072,762	2,062,124	2,047,770	7.42	2,199,584	2,060,977	6.73
Securities	446,098	448,905	412,670	404,882	408,161	420,463	452,818	9.29	436,673	426,984	2.27
Loans, net of unearned	1,770,135	1,721,426	1,689,106	1,661,546	1,640,121	1,611,143	1,576,877	7.93	1,727,189	1,609,675	7.30
Intangibles	98,955	99,359	99,854	100,657	101,323	101,385	101,453	(2.34)	99,415	101,387	(1.95)

Non-interest bearing deposits	269,051	258,886	256,548	244,384	235,611	234,946	229,638	14.19	261,626	233,420	12.08
Interest bearing deposits	1,732,532	1,733,865	1,689,671	1,602,674	1,573,085	1,515,318	1,483,677	10.14	1,718,653	1,525,390	12.67
Total deposits	2,001,583	1,992,751	1,946,219	1,847,058	1,808,696	1,750,264	1,713,315	10.66	1,980,279	1,758,810	12.59
Other borrowings	239,295	225,201	245,093	274,922	289,849	333,710	371,855	(17.44)	236,508	331,504	(28.66)
Shareholders’ equity	245,946	241,841	239,771	236,015	237,386	233,908	232,348	3.61	243,372	234,566	3.75

Asset quality data
Nonaccrual loans	$6,264	$5,978	$2,509	$3,984	$3,803	$4,157	$3,807	64.71	$6,264	$3,803	64.71
Loans 90 past due or more	1,798	1,745	1,546	2,306	3,398	2,292	3,002	(47.09)	1,798	3,398	(47.09)

Non-performing loans	8,062	7,723	4,055	6,290	7,201	6,449	6,809	11.96	8,062	7,201	11.96
Other real estate owned and repossessions	3,502	3,697	3,922	4,299	6,646	7,114	7,232	(47.31)	3,502	6,646	(47.31)

Non-performing assets	$11,564	$11,420	$7,977	$10,589	$13,847	$13,563	$14,041	(16.49)	$11,564	$13,847	(16.49)

Net loan charge-offs (recoveries)	$590	$(877)	$958	$813	$465	$780	$1,186	26.88	$671	$2,431	(72.40)
Allowance for loan losses	19,300	18,990	18,473	18,363	18,448	18,080	18,012	4.62	19,300	18,448	4.62

Non-performing loans / total loans	0.46%	0.45%	0.24%	0.38%	0.45%	0.40%	0.43%		0.46%	0.45%
Non-performing assets / total assets	0.46%	0.46%	0.32%	0.44%	0.58%	0.58%	0.61%		0.46%	0.58%
Allowance for loan losses / total loans	1.10%	1.10%	1.11%	1.12%	1.15%	1.14%	1.14%		1.10%	1.15%
Allowance for loan losses / non-performing loans	239.39%	245.89%	455.56%	291.94%	256.19%	280.35%	264.53%		239.39%	256.19%
Annualized net loan charge-offs / average loans	0.13%	-0.20%	0.23%	0.19%	0.11%	0.19%	0.31%		0.05%	0.20%

Balances at period end
Total assets	$2,530,892	$2,503,333	$2,509,220	$2,397,702	$2,379,793	$2,353,385	$2,320,164		$2,530,892	$2,379,793	6.35
Earning assets	2,245,428	2,208,320	2,205,706	2,105,281	2,073,678	2,075,244	2,041,307		2,245,428	2,073,678	8.28
Securities	438,287	434,567	429,169	399,034	400,786	415,193	425,196		438,287	400,786	9.36
Mortgage loans held for sale	32,134	36,519	34,099	33,496	42,865	32,792	32,623		32,134	42,865	(25.03)
Loans, net of unearned	1,761,842	1,729,861	1,664,479	1,646,223	1,608,697	1,592,391	1,572,103		1,761,842	1,608,697	9.52
Intangibles	98,760	99,159	99,575	100,832	100,766	101,528	101,406		98,760	100,766	(1.99)

Non-interest bearing deposits	$257,764	$272,686	$272,672	$250,270	$244,086	$233,095	$238,651		$257,764	244,086	5.60
Interest bearing deposits	1,727,650	1,710,780	1,759,073	1,618,181	1,574,232	1,531,082	1,502,350		1,727,650	1,574,232	9.75
Total deposits	1,985,414	1,983,466	2,031,745	1,868,451	1,818,318	1,764,177	1,741,001		1,985,414	1,818,318	9.19
Other borrowings	264,983	252,671	214,054	266,505	299,076	334,952	324,330		264,983	299,076	(11.40)
Shareholders’ equity	250,622	241,043	239,418	235,440	237,211	235,454	230,892		250,622	237,211	5.65

Market value per common share	$28.07	$26.90	$24.63	$21.09	$21.10	$20.51	$20.73		$28.07	$21.10	33.03
Book value per common share	16.14	15.53	15.45	15.22	15.25	15.12	14.81		16.14	15.25	5.83
Tangible book value per common share	9.78	9.14	9.02	8.70	8.77	8.60	8.31		9.78	8.77	11.48
Shareholders’ equity to assets (actual)	9.90%	9.63%	9.54%	9.82%	9.97%	10.00%	9.95%		9.90%	9.97%
Tangible capital ratio	6.24%	5.90%	5.80%	5.86%	5.99%	5.95%	5.84%		6.24%	5.99%
Leverage ratio	8.93%	8.85%	8.72%	8.60%	8.79%	8.67%	8.59%		8.93%	8.79%

Detail of Loans by Category
Commercial, financial, agricultural	$231,361	$230,890	$206,914	$226,203	$224,673	$228,371	$228,305		$231,361	$224,673	2.98
Lease financing	4,617	5,284	6,548	7,469	8,143	9,576	10,763		4,617	8,143	(43.30)
Real estate - construction	234,667	229,969	196,228	169,543	162,694	159,798	159,155		234,667	162,694	44.24
Real estate - 1-4 family mortgages	614,143	593,174	578,931	566,455	558,616	547,307	531,347		614,143	558,616	9.94
Real estate - commercial mortgages	599,314	594,121	595,589	597,273	570,849	556,694	537,800		599,314	570,849	4.99
Installment loans to individuals	77,740	76,423	80,269	79,280	83,722	90,645	104,733		77,740	83,722	(7.15)

Loans, net of unearned	$1,761,842	$1,729,861	$1,664,479	$1,646,223	$1,608,697	$1,592,391	$1,572,103		$1,761,842	$1,608,697	9.52

*	Percent variance not meaningful

Share and per share amounts have been restated to reflect the three-for-two stock split issued August 28, 2006